NOVELOS THERAPEUTICS, INC.

EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (the “Agreement”) dated as of November 30, 2010, is entered into by and among Novelos Therapeutics, Inc., a Delaware corporation (the “Company”), and the entities listed on the signature pages hereto (collectively, the “Preferred Stockholders”) (the Company and Preferred Stockholders are sometimes referred to herein individually as a “Party” and collectively as the “Parties”).

WHEREAS, the Preferred Stockholders hold an aggregate of 408.264045 shares of the Company’s Series E Convertible Preferred Stock, $0.00001 par value per share (the “Series E Preferred Stock”) and 204 shares of the Company’s Series C Convertible Preferred Stock (the “Series C Preferred Stock”; together with the Series E Preferred Stock, the “Preferred Stock”);

WHEREAS, the Preferred Stock represented an aggregate liquidation preference of $27,143,169 as of October 31, 2010, accrues dividends, in the case of the Series E Preferred Stock, at a rate of 9% per annum, and in the case of the Series C Preferred Stock, and 20% per annum, and has as conversion price of $0.65 per share;

WHEREAS, the Company’s net worth as of September 30, 2010 was $(3,315,480) and its market capitalization as of the close of business on October 29, 2010 was $7,684,495, based on a closing price of $.05 on such date and assuming all Preferred Stock had been converted as of that date; and

WHEREAS, the Company and each Preferred Stockholder desires to exchange each outstanding share (and any fraction thereof) of Preferred Stock held by such Preferred Stockholder, together with all accrued but unpaid dividends thereon, for the number of shares of the Company’s Common Stock, par value $.00001 per share (the “Common Stock”) set forth on Schedule A hereto effective upon the execution and delivery of the Agreement by all Parties (the “Effective Time”);

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the Parties hereto agree as follows:

1.           Exchange.

(a)           Subject to the terms and conditions set forth herein, each of the Preferred Stockholders hereby, severally and not jointly, agrees to exchange all shares of Preferred Stock owned by such Preferred Stockholder, and all rights, preferences and privileges associated therewith (including but not limited to any accrued but unpaid dividends thereon) and all rights to liquidated damages under agreements to register capital stock of any kind of the Company under the Securities Act of 1933, as amended (the “1933 Act”), for the number of shares of Common Stock set forth on Schedule A hereto as of the Effective Time (the “Exchange”).  The Exchange shall be automatically effective, without any further action on the part of any Preferred Stockholder, immediately upon Effective Time.

(b)           No later than three business days after the Effective Time, each Preferred Stockholder shall surrender to the Company any and all certificates that formerly represented shares of Preferred Stock held by such Preferred Stockholder (or provide to the Company such evidence as is reasonably satisfactory to the Company that such certificate representing shares of Preferred Stock is lost or destroyed), and upon receipt thereof, the Company shall, within three business days, issue new stock certificates for shares of Common Stock as set forth in Schedule A hereto and deliver such stock certificates for shares of Common Stock to the Preferred Stockholders at the applicable addresses set forth on the signature pages hereto or otherwise in accordance with the reasonable delivery instructions of such Preferred Stockholder.

(c)           To the extent that each and every Preferred Stockholder has not delivered to the Company an executed Agreement with respect to such Preferred Stockholder’s respective shares of Preferred Stock (as set forth on Schedule A annexed to this Agreement) by November 30, 2010, then any executed Agreement previously delivered to the Company by any other Preferred Stockholders shall be deemed, and will be, null, void and of no further force or effect.

2.           Termination of Registration Rights.  That certain Registration Rights Agreement among the Company and the holders of Series E Preferred Stock dated as of February 11, 2009, as amended by that certain Consent and Amendment Agreement dated as of January 21, 2010 (the “Consent and Amendment Agreement”), and the Consent and Amendment Agreement are hereby terminated and of no further force or effect.  That certain Registration Rights Agreement among the Company and certain of the Parties hereto dated August 9, 2009 is hereby terminated and of no further force or effect.  Each of the Preferred Stockholders releases, effective as of the Effective Time, any and all claims for liquidated damages arising under any such agreements.

3.           Representations of the Company.  The Company represents and warrants to each Preferred Stockholder that:

(a)           The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection herewith.

(b)           After the Exchange, the holding period of the Common Stock issued pursuant to the Exchange for purposes of Rule 144 under the 1933 Act, shall be deemed to have commenced on the same date as the holding period of the Preferred Stock in respect of which such shares of Common Stock were issued.

(c)           No consent, approval, authorization or order of any court or governmental authority having jurisdiction over the Company or the Company’s stockholders is required for the execution, delivery and performance by the Company of the Agreement.

(d)           Assuming the representations and warranties of the Preferred Stockholders in Section 4 are true and correct, the issuance of shares of Common Stock pursuant to the Exchange will not:

(i)  violate, conflict with, result in a breach of, or constitute a default of a material nature under (A) the certificate of incorporation or bylaws of the Company as in effect on the date hereof, (B) any decree, judgment, order, law, treaty, rule or regulation applicable to the Company or any of the Company’s properties or assets of any court or governmental authority having jurisdiction over the Company or over the properties or assets of the Company, or (C) the terms of any bond, debenture, note or any other evidence of indebtedness for borrowed money, or any material agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, or by which it is bound, or to which any of the properties or assets of the Company is subject; or

(ii)  result in the creation or imposition of any lien, charge or encumbrance upon the shares of Common Stock issuable hereunder or any of the properties or assets of the Company.

(e)           Upon issuance, the shares of Common Stock issuable pursuant to the Exchange:

(i) will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) will be, duly and validly issued, fully paid and nonassessable;

(iii) will not have been issued or sold in violation of any preemptive, right of first refusal or other similar rights of the holders of any securities of the Company; and

(iv) will not result in a violation of Section 5 under the 1933 Act.

4.           Representations of the Preferred Stockholders.  Each Preferred Stockholder hereby, severally and not jointly, represents and warrants to and agrees with the Company only as to each Preferred Stockholder that:

(a)           The Preferred Stockholder has the requisite power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder.  The execution and delivery of this Agreement by the Preferred Stockholder and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Preferred Stockholder and no further action is required by the Preferred Stockholder in connection herewith.

(b)           The Preferred Stockholder is an “accredited investor,” as such term is defined in Regulation D promulgated by the SEC under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Preferred Stockholder to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed transaction, which represents a speculative investment.

(c)           The Preferred Stockholder owns the Preferred Stock set forth on Schedule A and is capable of transferring such Preferred Stock in accordance with the terms and provisions of this Agreement free and clear of any liens and encumbrances of third parties.

(d)           The Preferred Stockholder understands and agrees that the shares of Common Stock to be issued to such Preferred Stockholder in the Exchange have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Preferred Stockholders contained herein), and that such shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration requirements.

(e)  Each certificate evidencing shares of Common Stock issued hereunder shall bear the following or similar legend:

“THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.”

5.           Further Assurances.  Each Party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other Party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement.

6.           Independent Nature of Preferred Stockholders Obligations and Rights.  The obligations of each Preferred Stockholder under this Agreement are several and not joint with the obligations of any other Preferred Stockholder, and no Preferred Stockholder shall be responsible in any way for the performance of the obligations of any other Preferred Stockholder.  The decision of each Preferred Stockholder to consummate the transactions contemplated herein has been made by such Preferred Stockholder independently of any other Preferred Stockholder and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any of its subsidiaries which may have been made or given by any other Preferred Stockholder by any agent or employee of any other Preferred Stockholder, and no Preferred Stockholder and any of its agents or employees shall have any liability to any other Preferred Stockholder (or any other individual or entity) relating to or arising from any such information, materials, statement or opinions.  Nothing contained herein, and no action taken by any Preferred Stockholder pursuant thereto, shall be deemed to constitute the Preferred Stockholders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Preferred Stockholders are in any way acting in concert or as a group with respect to such obligations or the transactions herein.  Each Preferred Stockholder acknowledges that no other Preferred Stockholder has acted as agent for such Preferred Stockholder in connection with it entering into this Agreement and that no Preferred Stockholder will be acting as agent of such Preferred Stockholder in connection with monitoring its investment in the Common Stock issuable hereunder or enforcing its rights hereunder.  Each Preferred Stockholder shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Preferred Stockholder to be joined as an additional party in any proceeding for such purpose.  The Company acknowledges that each Preferred Stockholder has been provided with the same Agreement for the purpose of closing a transaction with multiple Preferred Stockholders and not because it was required or requested to do so by any Preferred Stockholder. The Company’s obligations to each Preferred Stockholder under this Agreement are identical to its obligations to each other Preferred Stockholder other than such differences resulting solely from the number of shares of Preferred Stock to be exchanged for Common Stock by such Preferred Stockholder, but regardless of whether such obligations are memorialized herein or in another agreement between the Company and a Preferred Stockholder.

7.           Choice of Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles that would result in the application of the substantive laws of another jurisdiction. Any action brought by either Party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in New York County. THE PARTIES AND THE INDIVIDUALS EXECUTING THIS AGREEMENT AND OTHER AGREEMENTS REFERRED TO HEREIN OR DELIVERED IN CONNECTION HEREWITH ON BEHALF OF THE COMPANY AGREE TO SUBMIT TO THE JURISDICTION OF SUCH COURTS AND WAIVE TRIAL BY JURY. The prevailing Party in a lawsuit regarding or arising from the terms and provisions of this Agreement shall be entitled to recover from the other Party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

8.           Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by facsimile transmission, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three (3) business days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by a nationally recognized overnight air courier, then such notice shall be deemed given one (1) business day after delivery to such carrier.  All notices shall be addressed to the Party to be notified at the address as follows, or at such other address as such Party may designate by ten (10) days’ advance written notice to the other Party:

If to the Company:

Novelos Therapeutics, Inc.
One Gateway Center, Suite 504
Newton, MA 02458
Attention:  Chief Executive Officer
Fax:  (617) 964-6331

With a copy to:

Foley Hoag LLP
Seaport World Trade Center West
155 Seaport Boulevard
Boston, MA 02210
Attn:  Paul Bork
Fax:  (617) 832-7000

If to any of the Preferred Stockholders:

To the addresses set forth on the signature page hereto.

9.           Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same Agreement.  Counterpart signature pages to this Agreement transmitted by facsimile transmission, by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing an original signature.

10.         Amendments and Waivers. This Agreement shall not be amended and the observance of any term of this Agreement shall not be waived (either generally or in a particular instance and either retroactively or prospectively) without the prior written consent of the Company and each of the Preferred Stockholders.  Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Preferred Stockholder and the Company.

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name:	Harry S. Palmin
Title:	President and CEO

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Beacon Company

By:	Stanhope Gate Corp., its managing general partner

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Steven A Meiklejohn

Name of Authorized Signatory:	Steven A. Meiklejohn

Title of Authorized Signatory:	Director

Address for Notice to Preferred Stockholder:

Beacon Company
c/o Ogier Fiduciary Services
Ogier House
The Esplanade
St. Helier
Jersey
JE49WG
Channel Islands
Attention: Jonathan G. White

With a copy to:

Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, NY 10112
USA
Telefacsimile (212) 541-5369
Attention: Stuart D. Baker

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Rosebay Medical Company, L.P.

By:	Rosebay Medical Company, Inc., its general partner

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Stephen A. Ives

Name of Authorized Signatory:	Stephen A. Ives

Title of Authorized Signatory:	Vice President

Address for Notice to Preferred Stockholder:

Rosebay Medical Company, L.P.
c/o North Bay Associates
14000 Quail Springs Parkway #2200
Oklahoma City, Oklahoma
Attention: Stephen A. Ives

With a copy to:

Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, NY 10112
USA
Telefacsimile (212) 541-5369
Attention: Stuart D. Baker

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Knoll Special Opportunities, Fund II Master Fund Ltd.

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Fred Knoll

Name of Authorized Signatory:	Fred Knoll

Title of Authorized Signatory:	Investment Manager

Address for Notice to Preferred Stockholder:

c/o KOM Capital Management LLC
1114 Avenue of the Americas, 45th Floor
New York, NY 10036

With a copy to (if applicable):

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Europa International, Inc.

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Fred Knoll

Name of Authorized Signatory:	Fred Knoll

Title of Authorized Signatory:	Investment Manager

Address for Notice to Preferred Stockholder:

c/o KOM Capital Management LLC
1114 Avenue of the Americas, 45th Floor
New York, NY 10036

With a copy to (if applicable):

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Xmark Opportunity Fund, Ltd.

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Mitchell D. Kaye

Name of Authorized Signatory:	Mitchell D. Kaye

Title of Authorized Signatory:	Authorized Signatory

Address for Notice to Preferred Stockholder:

c/o Xmark Opportunity Partners, LLC
90 Grove Street, Suite 201
Ridgefield, CT 06877

With a copy to (if applicable):

Lowenstein Sandler PC
1251 Avenue of the Americas, 18th Floor
New York, NY 10020
Attention:  Peter D. Greene, Esq.

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Xmark Opportunity Fund, L.P.

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Mitchell D. Kaye

Name of Authorized Signatory:	Mitchell D. Kaye

Title of Authorized Signatory:	Authorized Signatory

Address for Notice to Preferred Stockholder:

c/o Xmark Opportunity Partners, LLC
90 Grove Street, Suite 201
Ridgefield, CT 06877

With a copy to (if applicable):

Lowenstein Sandler PC
1251 Avenue of the Americas, 18th Floor
New York, NY 10020
Attention:  Peter D. Greene, Esq.

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Xmark JV Investment Partners, LLC

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Mitchell D. Kaye

Name of Authorized Signatory:	Mitchell D. Kaye

Title of Authorized Signatory:	Authorized Signatory

Address for Notice to Preferred Stockholder:

c/o Xmark Opportunity Partners, LLC
90 Grove Street, Suite 201
Ridgefield, CT 06877

With a copy to (if applicable):

Lowenstein Sandler PC
1251 Avenue of the Americas, 18th Floor
New York, NY 10020
Attention:  Peter D. Greene, Esq.

 Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Caduceus Capital Master Fund Limited

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Samuel D. Isaly

Name of Authorized Signatory:	Samuel D. Isaly

Title of Authorized Signatory:	Managing Member of Orbimed Advisors LLC, solely in its capacity as Investment Advisor to Caduceus Capital Master Fund Limited

Address for Notice to Preferred Stockholder:

c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

With a copy to (if applicable):

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Caduceus Capital II, L.P.

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Samuel D. Isaly

Name of Authorized Signatory:	Samuel D. Isaly

Title of Authorized Signatory:	Managing Member of Orbimed Advisors LLC, solely in its capacity as General Partner of Caduceus Capital II, L.P.

Address for Notice to Preferred Stockholder:

c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

With a copy to (if applicable):

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Summer Street Life Sciences Hedge Fund Investors LLC

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Samuel D. Isaly

Name of Authorized Signatory:	Samuel D. Isaly

Title of Authorized Signatory:	Managing Member of Orbimed Advisors LLC, solely in its capacity as Investment Manager of Summer Street Life Sciences Hedge Fund Investors LLC

Address for Notice to Preferred Stockholder:

c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

With a copy to (if applicable):

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	UBS Eucalyptus Fund, L.L.C.

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Samuel D. Isaly

Name of Authorized Signatory:	Samuel D. Isaly

Title of Authorized Signatory:	Managing Member of Orbimed Advisors LLC, solely as member of UBS Eucalyptus Management, L.L.C., as investment adviser to UBS Eucalyptus Fund, L.L.C.

Address for Notice to Preferred Stockholder:

c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

With a copy to (if applicable):

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	PW Eucalyptus Fund, Ltd.

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ Samuel D. Isaly

Name of Authorized Signatory:	Samuel D. Isaly

Title of Authorized Signatory:	Managing Member of Orbimed Advisors LLC, solely as member of UBS Eucalyptus Management, L.L.C., as investment adviser to PW Eucalyptus Fund, Ltd.

Address for Notice to Preferred Stockholder:

c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

With a copy to (if applicable):

Preferred Stockholder Signature Page to Exchange Agreement

IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of the date first above written.

Name of Preferred Stockholder:	Longview Fund, LP, Longview Equity Fund, LP, Longview International Equity Fund, LP

Signature of Authorized
Signatory of Preferred Stockholder:	/s/ S. Michael Rudolph

Name of Authorized Signatory:	S. Michael Rudolph

Title of Authorized Signatory:	CFO, Viking Asset Management, as Investment Advisor

Address for Notice to Preferred Stockholder:

505 Sansome Street, Suite 1275
San Francisco, CA 94111

With a copy to (if applicable):

Schedule A

Preferred Stock Exchanged for Common Stock

	Shares of Preferred	Shares of Common
Holder of Series E Preferred Stock	Stock Exchanged	Stock Received

Beacon Company	100.0	78,309,693
Rosebay Medical Company L.P.	100.0	78,309,693

Total Purdue Pharma L.P.	200.0	156,619,386

Knoll Special Opportunities Fund II Master Fund, Ltd.	53.64705	36,620,770
Europa International, Inc.	66.57405	45,445,052

Total Knoll funds	120.2211	82,065,822

Xmark Opportunity Fund, Ltd.	21.5547	14,713,758
Xmark Opportunity Fund, L.P.	11.10665	7,581,667
Xmark JV Investment Partners, LLC	14.81665	10,114,203

Total Xmark funds	47.478	32,409,628

Caduceus Capital Master Fund Limited	15.166943	10,353,321
Caduceus Capital II, L.P.	9.2215	6,294,818
Summer Street Life Sciences Hedge Fund Investors LLC	5.671235	3,871,322
UBS Eucalyptus Fund, L.L.C.	9.733066	6,644,026
PW Eucalyptus Fund, Ltd.	0.772201	527,123

Total Orbimed funds	40.564945	27,690,610

Subtotal Series E	408.264045	298,785,446

Holder of Series C Preferred Stock

Longview Fund LP	119.00	24,587,707
Longview Equity Fund LP	55.25	11,415,721
Longview Int'l Equity Fund LP	29.75	6,146,927

Subtotal Series C	204.00	42,150,355

GRAND TOTAL COMMON SHARES		340,935,801